EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, $0.01 par value, of Sotera Health Company and further agree to the filing of this agreement to be included as an exhibit to such filing. In addition, each party to this agreement expressly authorizes each other party to this agreement to file on its behalf any and all amendments to such statement on Schedule 13G. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

Date: February 14, 2022

WARBURG PINCUS PRIVATE EQUITY XI, L.P.

By: Warburg Pincus XI, L.P., its general partner

By: WP Global LLC, its general partner

By: Warburg Pincus Partners II, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Partner

WARBURG PINCUS XI PARTNERS, L.P.

By: Warburg Pincus XI, L.P., its general partner

By: WP Global LLC, its general partner

By: Warburg Pincus Partners II, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Partner

WARBURG PINCUS PRIVATE EQUITY XI-B, L.P.

By: Warburg Pincus XI, L.P., its general partner

By: WP Global LLC, its general partner

By: Warburg Pincus Partners II, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Partner

WP XI Partners, L.P.

By: Warburg Pincus XI, L.P., its general partner

By: WP Global LLC, its general partner

By: Warburg Pincus Partners II, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Partner

WARBURG PINCUS PRIVATE EQUITY XI-C, L.P.

By: Warburg Pincus (Cayman) XI, L.P., its general partner

By: Warburg Pincus XI-C, LLC, its general partner

By: Warburg Pincus Partners II (Cayman), L.P., its managing member

By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

BULL CO-INVEST L.P.

By: WP Bull Manager LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Partner

WARBURG PINCUS XI, L.P.

By: WP Global LLC, its general partner

By: Warburg Pincus Partners II, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Partner

WP GLOBAL LLC

By: Warburg Pincus Partners II, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Partner

WARBURG PINCUS PARTNERS II, L.P.

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Partner

WARBURG PINCUS PARTNERS II HOLDINGS, L.P.

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Partner

WARBURG PINCUS PARTNERS GP LLC

By: Warburg Pincus & Co., its managing member

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Partner

WARBURG PINCUS & CO.

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Partner

WARBURG PINCUS (CAYMAN) XI, L.P.

By: Warburg Pincus XI-C, LLC, its general partner

By: Warburg Pincus Partners II (Cayman), L.P., its managing member

By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS XI-C, LLC

By: Warburg Pincus Partners II (Cayman), L.P., its managing member

By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS PARTNERS II (CAYMAN), L.P.

By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS PARTNERS II HOLDINGS (CAYMAN), L.P.

By: WPP II Administrative (Cayman), LLC, its general partner

By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its managing member

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WPP II ADMINISTRATIVE (CAYMAN), LLC

By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its managing member

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS (BERMUDA) PRIVATE EQUITY GP LTD.

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS LLC

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Managing Director